CIT RV OWNER TRUST 1995-A

              $________________ CLASS A _____% ASSET BACKED NOTES

               $_______________ _____% ASSET BACKED CERTIFICATES

                  THE CIT GROUP SECURITIZATION CORPORATION II
                                    (SELLER)

                                                                   June __, 1995

                         FORM OF UNDERWRITING AGREEMENT

CS FIRST BOSTON CORPORATION,
 as Representative of
 the Several Underwriters,
Park Avenue Plaza
New York, New York  10055

Dear Sirs:

     1. Introductory. The CIT Group Securitization Corporation II, a Delaware corporation (the "Seller") and a wholly-owned limited-purpose finance subsidiary of The CIT Group Holdings, Inc., a Delaware corporation ("CIT" or the "Guarantor"), and CIT (collectively, the "Registrants") propose to cause CIT RV Owner Trust 1995-A (the "Trust") to issue and sell $____________ principal amount of its Class A _____% Asset Backed Notes (the "Notes") and $_____________ principal amount of its _____% Asset Backed Certificates (the "Certificates" and, together with the Notes, the "Securities"). Payments of interest and principal on the Certificates will be supported by a Limited Guarantee of CIT (the "Limited Guarantee") in an aggregate amount of $_______________. Each of the Securities and the Limited Guarantee of CIT are registered under the registration statement referred to in Section 2(a) (collectively, the "Offered Securities"). The assets of the Trust include, among other things, a pool of retail receivables generated pursuant to motor vehicle retail installment sale contracts (the "Initial Contracts") secured by new and used recreational vehicles financed thereby (the "Initial Financed Vehicles"), and certain monies received thereunder on or after June 1, 1995, amounts deposited in the Pre-Funding Account and Capitalized Interest Account, additional retail receivables generated pursuant to motor vehicle retail installment sale


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contracts (the "Subsequent Contracts"; and together with the Initial Contracts, the "Contracts") secured by new and used recreational vehicles financed thereby (the "Subsequent Financed Vehicles"; and together with the Initial Financed Vehicles, the "Financed Vehicles") to be conveyed to the Trust subsequent to the date of issuance of the Securities and certain monies received thereunder on or after their respective subsequent cutoff dates, and the other property and the proceeds thereof to be conveyed to the Trust pursuant to the Sale and Servicing Agreement to be dated as of June 1, 1995 (the "Sale and Servicing Agreement") among the Trust, the Seller, and The CIT Group/Sales Financing, Inc., a wholly-owned subsidiary of CIT, as servicer ("CITSF" or the "Servicer"). The Contracts and other assets of the Trust will be sold by CITSF to the Seller pursuant to a Purchase Agreement to be dated as of June 1, 1995 (the "Purchase Agreement") between CITSF and the Seller, and finally by the Seller to the Trust pursuant to the Sale and Servicing Agreement. Certain of the Contracts and other property sold by CITSF to the Seller will first be purchased by CITSF from The CIT Group/Sales Financing/NY ("CITSF/NY") pursuant to a Purchase Agreement to be dated as of June 1, 1995 (the "CITSF/NY Sale Agreement") between CITSF/NY and CITSF. The Servicer will service the Contracts on behalf of the Trust pursuant to the Sale and Servicing Agreement. The Notes will be issued pursuant to the Indenture to be dated as of _______________, 1995 (as amended and supplemented from time to time, the "Indenture"), between the Trust and _______________, a _______________(the "Trustee"). Pursuant to the Sale and Servicing Agreement, the Servicer will agree to perform certain administrative tasks imposed on the Trust under the Indenture. The Certificates, each representing a fractional undivided interest in the Trust, will be issued pursuant to a Trust Agreement to be dated as of _________________, 1995 (the "Trust Agreement"), between the Seller and ________________, a _______________, as owner trustee (the "Owner
Trustee").

     Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Sale and Servicing Agreement and the Indenture.

     The Seller, the Guarantor and CITSF hereby agree with the several Underwriters named in Schedule I hereto (the "Underwriters") as follows:

     2. Representations and Warranties of the Seller, the Guarantor and CITSF. Each of the Seller, the Guarantor and CITSF, jointly and severally, represents and warrants to, and agrees with, the Underwriters, as of the date hereof and as of the date of the purchase and sale of the Securities pursuant to Section 3 hereof (the "Closing Date") that:


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

          (a) A registration statement on Form S-1 (No. 33- __________) and Form S-3 (No. 33-___________) relating to the Offered Securities, including a form of prospectus has been filed with the Securities and Exchange Commission (the "Commission") and either (i) has been declared effective under the Securities Act of 1933, as amended (the "Act"), and is not proposed to be amended or (ii) is proposed to be amended by amendment or post-effective amendment. If the Seller does not propose to amend such registration statement and if any post-effective amendment to such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent such amendment has been declared effective by the Commission. For purposes of this Agreement, "Effective Time" means (i) if the Seller has advised the Representative that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission, or (ii) if the Seller has advised the Representative that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. "Effective Date" means the date of the Effective Time. Such registration statement, as amended at the Effective Time, including all material incorporated by reference therein and including all information (if any) deemed to be a part of such registration statement as of the Effective Time pursuant to Rule 430A(b) under the Act, is hereinafter referred to as the "Registration Statement," and the form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in the Registration Statement, including all material incorporated by reference in such prospectus is hereinafter referred to as the "Prospectus."

          (b) If the Effective Time is prior to the execution and delivery of this Agreement: (i) on the Effective Date, the Registration Statement conformed in all respects to the requirements of the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the rules and regulations of the Commission promulgated under the Act and the Trust Indenture Act (the "Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) on the date of this Agreement, the Registration Statement conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b), the Registration Statement and the Prospectus will conform, in all respects to the requirements of the Act, the Trust Indenture

     Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time is subsequent to the execution and delivery of this Agreement: (i) on the Effective Date, the Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations, (ii) on the Effective Date, the Registration Statement will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading and (iii) on the Effective Date, at the time of filing of the Prospectus pursuant to Rule 424(b) and at the Closing Date, the Prospectus will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The two preceding sentences do not apply to statements in or omissions from the Registration Statement or Prospectus based upon written information furnished to the Seller by any Underwriter through the Representative specifically for use therein. The Seller, CITSF and the Guarantor hereby acknowledge that any information furnished by any of the Underwriters specifically for use in the Registration Statement, any preliminary prospectus or the Prospectus is the Underwriters' Information (as defined in Section 7(a)).

          (c) CIT meets the requirements for use of Form S-3 under the Act.

          (d) The documents incorporated by reference in the Registration Statement and Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder.

          (e) Each of the Seller, the Guarantor, CITSF and CITSF/NY have been duly organized and are validly existing as corporations in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate their respective properties and conduct their respective businesses as described or incorporated in the Prospectus and to enter into and perform their obligations under each of the Basic Documents (as defined below) to which it is a party; and each of the Seller, the Guarantor, CITSF and CITSF/NY is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires


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

     such qualification and in which the failure so to qualify would have a material adverse effect on its respective business, properties, assets, or condition (financial or other) or on its ability to perform its obligations under any of the Basic Documents to which it is a party. "Basic Documents" means this Agreement, the Sale and Servicing Agreement, the Trust Agreement, the Indenture, the CITSF/NY Sale Agreement, the Purchase Agreement, the Note Depository Agreement, the Certificate Depository Agreement and the Limited Guarantee.

          (f) The Seller is not in violation of its certificate of incorporation or by-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or its properties may be bound, which default might result in any material adverse change in the financial condition, earnings, affairs or business of the Seller or which might materially and adversely affect the properties or assets thereof or the ability to perform its obligations under any of the Basic Documents to which it is a party.

          (g) Neither the Guarantor, CITSF nor CITSF/NY is in violation of its certificate of incorporation or by-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or its respective properties may be bound, which default might result in any material adverse change in the financial condition, earnings, affairs or business of any of the Guarantor, CITSF or CITSF/NY or which might materially and adversely affect the properties or assets thereof or their ability to perform its obligations under any of the Basic Documents to which it is a party.

          (h) The execution and delivery by the Seller on the Closing Date of the Basic Documents to which it is a party and the performance of its obligations thereunder will be within the corporate power of the Seller and duly authorized by all necessary corporate action on the part of the Seller on and as of the Closing Date; and neither the issuance and sale of the Securities to the Underwriters, nor the execution and delivery by the Seller of the Basic Documents to which it is a party, nor the consummation by the Seller of the transactions therein contemplated, nor compliance by the Seller with the provisions hereof or thereof, nor the grant of the security interest in the Collateral to the Trustee pursuant to the Indenture, will materially conflict with or result in a material breach of, or constitute a material default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Seller or its properties or the certificate of incorporation or by-laws of the Seller or any of the provisions of any indenture, mortgage, contract or other instrument to which the Seller is a party or by which the Seller is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument.

          (i) The execution and delivery by each of the Guarantor, CITSF, CITSF/NY and The CIT GP Corporation, an Illinois corporation and a wholly-owned limited-purpose finance subsidiary of [CIT] ("CIT GP"), on and as of the Closing Date of any of the Basic Documents to which it is a party and the performance of its obligations thereunder, will be within the corporate power of each of the Guarantor, CITSF, CITSF/NY and CIT GP and duly authorized by all necessary corporate action on the part of each of the Guarantor, CITSF, CITSF/NY and CIT GP on and as of the Closing Date; and neither the issuance and sale of the Securities to the Underwriters, nor the execution and delivery by the Guarantor, CITSF, CITSF/NY and CIT GP of any of the Basic Documents to which it is a party, nor the consummation by the Guarantor, CITSF and CIT GP of the transactions therein contemplated, nor compliance by the Guarantor, CITSF and CIT GP with the provisions hereof or thereof, nor the grant of the security interest in the Collateral to the Trustee pursuant to the Indenture, will materially conflict with or result in a material breach of, or constitute a material default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Guarantor, CITSF, CITSF/NY or CIT GP or their respective properties or the certificate of incorporation or by-laws of the Guarantor, CITSF, CITSF/NY or CIT GP, or any of the provisions of any material indenture, mortgage, contract or other instrument to which the Guarantor, CITSF, CITSF/NY or CIT GP is a party or by which the Guarantor, CITSF, CITSF/NY or CIT GP is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of their respective property pursuant to the terms of any such material indenture, mortgage, contract or other instrument.

          (j) This Agreement has been duly authorized, executed and delivered by each of the Seller, the Guarantor and CITSF, and it constitutes a legal, valid and binding instrument enforceable against each of the Seller, the Guarantor and CITSF in accordance with its terms, subject (i) to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally, (ii) as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (iii) as to enforceability with respect to rights of indemnity thereunder, to limitations of public policy under applicable securities laws.

          (k) The Sale and Servicing Agreement when executed and delivered on the Closing Date will be duly authorized, executed and delivered by each of the Seller and CITSF, and will constitute a legal, valid and binding instrument enforceable against each of the Seller and CITSF in accordance with its terms, subject (i) to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally and (ii) as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

          (l) The Trust Agreement when executed and delivered on the Closing Date will be duly authorized, executed and delivered by each of the Seller and CIT GP, and will constitute a legal, valid and binding instrument enforceable against each of the Seller and CIT GP in accordance with its terms, subject (i) to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally and
     (ii) as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

          (m) The Limited Guarantee when executed and delivered on the Closing Date will be duly authorized, executed and delivered by the Guarantor and will constitute a legal, valid and binding instrument enforceable against the Guarantor in accordance with its terms, subject (i) to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally, and (ii) as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). The Limited Guarantee is a senior, general, unsecured obligation of CIT that ranks pari passu with all other senior, general, unsecured obligations of CIT.

          (n) The Certificates, when duly and validly executed by the Owner Trustee, authenticated and delivered in accordance with the Trust Agreement, and delivered to and paid for pursuant hereto will be validly issued and outstanding and entitled to the benefits of the Trust Agreement.

          (o) The Notes, when duly and validly executed by the Trustee, authenticated and delivered in accordance with the Indenture, and delivered and paid for pursuant hereto will be validly issued and outstanding and entitled to the benefits of the Indenture.

          (p) No filing or registration with, notice to or consent, approval, authorization or order of any court or governmental authority or agency is required for the consummation by any of the Seller, the Guarantor, CITSF and CIT GP of the transactions contemplated by any of the Basic


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

     Documents to which it is a party, except such as may be required under the Act, the Rules and Regulations, or state securities or Blue Sky laws.

          (q) The Seller, the Guarantor, CITSF, CITSF/NY and CIT GP each possess all material licenses, certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the businesses now operated by them and as described in the Prospectus, other than such licenses, certificates, authorities or permits the failure of which to possess would not have a material adverse effect on the interests of the Certificateholders or the Noteholders under the Basic Documents, and neither the Seller, the Guarantor, CITSF, CITSF/NY nor CIT GP have received any notice of proceedings relating to the revocation or modification of any such license, certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the conduct of the business, operations, financial condition or income of any of the Seller, the Guarantor, CITSF, CITSF/NY or CIT GP or their ability to perform their respective obligations under any of the Basic Documents to which it is a party.

          (r) As of the Closing Date, the Initial Contracts and related property will have been duly and validly assigned to the Owner Trustee in accordance with the Basic Documents; and when such assignment is effected, a duly and validly perfected transfer of all such Initial Contracts subject to no prior lien, mortgage, security interest, pledge, charge or other encumbrance created by the Seller, the Guarantor, CITSF, CITSF/NY or CIT GP will have occurred. As of the Closing Date, the Trust's assignment of the Collateral to the Trustee pursuant to the Indenture will vest in the Trustee, for the benefit of the Noteholders, a first priority perfected security interest therein, subject to no prior lien, mortgage, security interest, pledge, charge or other encumbrance created by the Seller, the Guarantor, CITSF, CITSF/NY or CIT GP. As of each Subsequent Transfer Date, the Subsequent Contracts and related property conveyed to the Trust on such date will have been duly and validly assigned to the Owner Trustee in accordance with the Basic Documents; and when such assignment is effective, the duly and validly perfected transfer of all such Subsequent Contracts will be subject to no prior lien, mortgage, security interest, pledge, charge or other encumbrance created by the Seller, the Guarantor, CITSF, CITSF/NY or CIT GP. As of each Subsequent Transfer Date, the Trust's assignment of the Collateral sold to the Trust on such Subsequent Transfer Date pursuant to the Indenture will vest in the Trustee, for the benefit of the Noteholders, a first priority perfected security interest therein, subject to no prior lien, mortgage, security interest, pledge, charge or other encumbrance created by the Seller, the Guarantor, CITSF, CITSF/NY or CIT GP.

          (s) As of the Closing Date, each of the Initial Contracts will meet the eligibility criteria described in the Prospectus and as of each Subsequent Transfer Date, each of the Subsequent Contracts being transferred to the Trust will meet the eligibility criteria described in the Prospectus.

          (t) The chief executive office of each of the Seller, CITSF and CITSF/NY is listed opposite its name on Schedule II hereto, which office is the place where it is "located" for the purposes of Section 9-103(3)(d) of the Uniform Commercial Code as in effect in the State of New York, and the offices of each of the Seller, CITSF and CITSF/NY where it keeps its respective records concerning the Contracts are also listed in said Schedule opposite its name and there have been no other such locations during the four months preceding the Closing Date.

          (u) The financial statements of CIT included or incorporated in the Registration Statement and Prospectus present fairly the financial position of CIT and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis; and any schedules included in the Registration Statement present fairly the information required to be stated therein.

          (v) Except as disclosed or incorporated by reference in the Prospectus, since the date of the latest audited financial statements of CIT included or incorporated by reference in the Prospectus there has been no material adverse change, nor any development or event which is reasonably likely to result in a material adverse change, in the condition (financial or other), business, properties or results of operations of CIT and its subsidiaries taken as a whole.

          (w) Neither the Seller, the Guarantor, CITSF, CIT GP nor the Trust Fund created by the Sale and Servicing Agreement will be subject to registration as an "investment company" under the Investment Company Act of 1940, as amended (the "Investment Company Act").

          (x) In connection with the offering of the Offered Securities in the State of Florida, the Seller hereby certifies that they have complied with all provisions of Section 5.17.075 of the Florida Securities and Investor Protection Act.

          (y) As of the Closing Date, each of the respective representations and warranties of the Seller, the Guarantor,


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

     CITSF, CITSF/NY and CIT GP set forth in the Basic Documents will be true and correct, and the Underwriters may rely on such representations and warranties as if they were set forth herein in full.

     3. Purchase, Sale and Delivery of Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Seller agrees to cause the Trust to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Trust, the principal amount of the Notes set forth opposite the name of such Underwriter in Schedule I hereto at a purchase price of ___________% of the principal amount thereof and the principal amount of the Certificates set forth opposite the name of such Underwriter in Schedule I hereto at a purchase price of __________% of the principal amount thereof.

     The Seller will deliver the Securities to the Representative, for the account of the Underwriters, against payment of the purchase price by wire transfer of immediately available funds to the Seller, or to such bank as may be designated by the Seller, at the office of Schulte Roth & Zabel, 900 Third Avenue, New York, New York 10022 on _______________, 1995 at 10:00 a.m., New
York City time, or at such other time not later than seven full business days thereafter as the Representative and the Seller determine, such time being herein referred to as the "Closing Date." The Securities to be so delivered will be initially represented by one or more Notes and one or more Certificates registered in the name of Cede & Co., the nominee of The Depository Trust Company ("DTC"). The interests of beneficial owners of the Securities will be represented by book entries on the records of DTC and participating members thereof. One Certificate in definitive form in the principal amount of $________________ will be registered in the name of CIT GP (the "GP Certificate"). Definitive Notes and Definitive Certificates (other than the GP Certificate) will be available only under the limited circumstances set forth in the Indenture and Trust Agreement. The notes and certificates evidencing the Notes and Certificates will be made available for checking and packaging at the offices of Schulte Roth & Zabel at least 24 hours prior to the Closing Date.

     4. Offering by Underwriters. It is understood that, after the Registration Statement becomes effective, the Underwriters propose to offer the Securities for sale to the public (which may include selected dealers), on the terms set forth in the Prospectus.



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     5.  Covenants of the Seller, the Guarantor and CITSF. Each of the Seller,
the Guarantor and CITSF, jointly and severally, covenants and agrees with the several Underwriters that:

          (a) If the Effective Time is prior to the execution and delivery of this Agreement, the Registrants will file the Prospectus, properly completed, with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by the Representative, subparagraph (4)) of Rule 424(b) not later than the earlier of (i) the second business day following the execution and delivery of this Agreement or (ii) the fifth business day after the Effective Date. The Seller will advise the Representative promptly of any such filing pursuant to Rule 424(b).

          (b) The Registrants will advise the Representative promptly of any proposal to amend or supplement the registration statement as filed or the related prospectus or the Registration Statement or the Prospectus, and will not effect any such amendment or supplementation without the Representative's consent; and the Registrants will also advise the Representative promptly of the effectiveness of the Registration Statement (if the Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of the Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

          (c) The Registrants will arrange for the qualification of the Offered Securities for offering and sale under the securities laws of such jurisdictions in the United States as the Representative may reasonably designate and will continue such qualifications in effect so long as necessary under such laws for the distribution of such Offered Securities, provided that in connection therewith the Registrants shall not be required to qualify as a foreign corporation to do business nor become subject to service of process generally, but only to the extent required for such qualification, in any jurisdiction in which it is not currently so qualified.

          (d) If, at any time when a prospectus relating to the Securities is required to be delivered by law in connection with sales by any Underwriter or dealer, either (i) any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (ii) for any other reason it shall be necessary to amend or supplement the Prospectus to comply with the Act, the Registrants will promptly notify the Representative and will promptly prepare and file with the Commission, at their own expense, an amendment or a supplement to the Prospectus which will correct such statement or omission or effect such compliance. Neither the consent of the Representative to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6 hereof.

          (e) As soon as practicable, but not later than the Availability Date (as defined below), the Registrants will cause the Trust to make generally available to Noteholders and Certificateholders an earnings statement of the Trust covering a period of at least 12 months beginning after the Effective Date which will satisfy the provisions of Section 11(a) of the Act and Rule 158 of the applicable Rules and Regulations thereunder. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes the Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Trust's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

          (f) The Registrants will furnish to each of the Underwriters copies of the Registration Statement (three of which will be signed and include all exhibits), each related preliminary prospectus, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Representative may from time to time reasonably request.

          (g) So long as any of the Securities are outstanding, the Seller, the Guarantor or CITSF, as the case may be, will furnish to the Representative copies of all written reports or other written communications (financial or otherwise) furnished or made available to Noteholders and/or Certificateholders, and deliver to the Representative during such same period, (i) as soon as they are available, copies of any reports and financial statements filed by or on behalf of the Trust by the Registrants with the Commission pursuant to the Exchange Act, (ii) CIT will furnish to the Representative and, upon request, to each of the other Underwriters,
     (a) as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year and (b) as soon as available, a copy of each report and any definitive proxy statement of CIT filed with the Commission under the Exchange Act, and (iii) such additional information concerning the Seller, the Guarantor (which is not confidential relating to the ability of CIT to meet its obligations under the Limited Guarantee) or CITSF (relating to the Contracts, the servicing thereof or the ability of CITSF to act as Servicer), the Notes, the Certificates, the Limited

     Guarantee or the Trust as the Representative may reasonably request from time to time.

          (h) Whether or not the transactions contemplated by this Agreement are consummated, the Seller, the Guarantor, CITSF and CIT GP will pay or cause to be paid all costs and expenses incident to the performance of their respective obligations hereunder, including (i) the preparation, issuance and delivery of the Securities, (ii) any fees charged by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc. ("S&P" and, together with Moody's, the "Rating Agencies"), for the rating of the Securities, (iii) the expenses incurred in printing, reproducing and distributing the registration statement as filed, the Registration Statement, preliminary prospectuses and the Prospectus (including any amendments and supplements thereto required pursuant to Section 5(d) hereof), (iv) the fees and disbursements of counsel to the Seller, the Guarantor, CITSF and CIT GP and the independent public accountants of the Seller, (v) the fees and disbursements of the Trustee and its counsel, (vi) the fees and disbursement of the Owner Trustee and its counsel, (vii) the fees of DTC in connection with the book-entry registration of the Securities, (viii) the reasonable expenses of the Representative including the reasonable fees and disbursements of its counsel, in connection with the initial qualification of the Offered Securities for sale in the jurisdictions that the Representative may designate pursuant to Section 5(c) hereof and in connection with the preparation of any blue sky survey and legal investment survey and (ix) the printing and delivery to the Underwriters, in such quantities as the Underwriters may reasonably request, of copies of the Basic Documents. Subject to Section 8 hereof, the Underwriters shall be responsible for their own costs and expenses, including the fees and expenses of their counsel (other than the reasonable expenses of the Representative including the reasonable fees and disbursements of its counsel, in connection with the initial qualification of the Offered Securities for sale in the jurisdictions that the Representative may designate pursuant to Section 5(c) hereof and in connection with the preparation of any blue sky survey and legal investment survey).

          (i) On or before the Closing Date, the Seller, CITSF and CITSF/NY shall cause each of their respective books and records (including any computer records) relating to the Initial Contracts to be marked to show the absolute ownership by the Owner Trustee, on behalf of the Trust, of the Initial Contracts, and from and after the Closing Date neither the Seller, CITSF, as Servicer, nor CITSF/NY shall take any action inconsistent with the ownership by the Owner Trustee on behalf of the Trust of the Initial Contracts, other than as permitted by the Basic Documents.

          (j) On or before each Subsequent Transfer Date, the Seller, CITSF and CITSF/NY shall cause each of their respective books and records (including any computer records) relating to the Subsequent Contracts to be sold on such Subsequent Transfer Date to be marked to show the absolute ownership by the Owner Trustee, on behalf of the Trust, of such Subsequent Contracts, and from and after such Subsequent Transfer Date neither the Seller, CITSF, as Servicer, nor CITSF/NY shall take any action inconsistent with the ownership by the Owner Trustee on behalf of the Trust of such Subsequent Contracts, other than as permitted by the Basic Documents.

          (k) Until the retirement of the Securities, or until such time as the Underwriters shall cease to maintain a secondary market in the Securities, whichever occurs first, the Seller or CITSF will deliver to the Representative the certified Agreement, as soon as such statements are furnished to the Trustee or the Owner Trustee.

          (l) To the extent, if any, that either of the ratings provided with respect to the Securities by either Rating Agency is conditional upon the furnishing of documents or the taking of any other actions by the Seller, the Guarantor, CITSF, CITSF/NY or CIT GP, the Seller, the Guarantor, CITSF, CITSF/NY or CIT GP, as the case may be, shall furnish such documents and take any such other actions as may be required to satisfy such conditions. A copy of any such document shall be provided to the Representative at the time it is delivered to the Rating Agencies.

     6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Securities will be subject to the accuracy of the representations and warranties on the part of the Seller, the Guarantor, CITSF, and contained or incorporated herein, to the accuracy of the statements of officers of the Seller, the Guarantor and CITSF made pursuant to the provisions hereof, to the performance by the Seller, the Guarantor and CITSF of its obligations hereunder and to the following additional conditions precedent:

          (a) On the date of this Agreement, the Representative and the Seller shall have received a letter, dated the date of delivery thereof, of KPMG Peat Marwick LLP confirming that they are independent public accountants with respect to the Seller and CITSF within the meaning of the Act and the Rules and Regulations, substantially in the form of the draft to which the Representative has previously agreed and otherwise in form and substance satisfactory to the Representative and counsel for the Underwriters.

          (b) If the Effective Time is not prior to the execution and delivery of this Agreement, the Effective Time shall have occurred not later than 10:00 p.m., New York City time, on the date of this Agreement or such later date as shall have been consented to by the Representative. If the Effective Time is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) hereof. On or prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Registrants, shall be contemplated by the Commission.

          (c) The Representative shall have received a certificate, dated the Closing Date, executed by any two of the President, any Vice President, the principal financial officer or the principal accounting officer of (i) the Seller representing and warranting that, as of the Closing Date, to the best of each such officer's knowledge after reasonable investigation, the representations and warranties of the Seller in this Agreement and the other Basic Documents to which it is a party are true and correct, that the Seller has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder or thereunder at or prior to the Closing Date, that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the best of their knowledge, are contemplated by the Commission, (ii) CITSF in which such officers shall state that, to the best of each such officer's knowledge after reasonable investigation, the representations and warranties of CITSF in this Agreement and the other Basic Documents to which it is a party are true and correct and that CITSF has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder or thereunder at or prior to the Closing Date, and (iii) the Guarantor representing and warranting that, as of the Closing Date, to the best of each such officer's knowledge after reasonable investigation, the representations and warranties of the Guarantor in this Agreement and the other Basic Documents to which it is a party are true and correct, that the Guarantor has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder or thereunder at or prior to the Closing Date, that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the best of their knowledge, are contemplated by the Commission.

          (d) The Representative shall have received a certificate, dated the Closing Date, executed by any two of the President, any Vice President, the principal financial officer or the principal accounting officer of CITSF/NY in which such officers shall state that, to the best of each such officer's knowledge after reasonable investigation, (i) the representations and warranties of CITSF/NY in the CITSF/NY Sale Agreement are true and correct and (ii) that CITSF/NY has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under the CITSF/NY Sale Agreement at or prior to the Closing Date.

          (e) The Representative shall have received a certificate, dated the Closing Date, executed by any two of the President, any Vice President, the principal financial officer or the principal accounting officer of CIT GP in which such officers shall state that, to the best of each such officer's knowledge after reasonable investigation, (i) the representations and warranties of CIT GP in the Trust Agreement are true and correct and (ii) that CIT GP has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under the Trust Agreement at or prior to the Closing Date. Such certificate shall have attached thereto a true and correct photocopy of the demand note furnished to CIT GP by [CIT].

          (f) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Trust, the Seller, CIT (in its capacity as Guarantor), CITSF, CITSF/NY or CIT GP which, in the judgment of a majority in interest of the Underwriters (including the Representative), materially impairs the investment quality of the Securities or makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Securities;
     (ii) any downgrading in the rating of any debt securities of CIT or CITSF or any of their direct or indirect subsidiaries by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any such debt securities (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange or any setting of minimum prices for trading on such exchange; (iv) any banking moratorium declared by Federal, New Jersey or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters (including the Representative), the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Securities.

          (g) The Representative shall have received a written opinion of in-house General Counsel of the Seller, CITSF and CITSF/NY, or other counsel satisfactory to the Representative in its reasonable judgment, dated the Closing Date, in substantially the form set forth below, with such changes therein as the Representative and counsel for the Underwriters shall reasonably agree:

               (i) The Seller and CITSF have each been duly organized and are validly existing as corporations in good standing under the laws of the State of Delaware. CITSF/NY has been duly organized and is validly existing as a corporation in good standing under the laws of the State of New York.

               (ii) The Seller, CITSF and CITSF/NY each have the corporate power and corporate authority to carry on their respective businesses as described in the Prospectus and to own and operate their respective properties in connection therewith.

               (iii) The Seller, CITSF and CITSF/NY are each corporations duly organized, validly existing and in good standing under the laws of the jurisdiction of their organization and each has the corporate power to own its assets and to transact the business in which it is currently engaged and to perform their respective obligations under each of the Basic Documents to which it is a party. The Seller, CITSF and CITSF/NY are each qualified to do business as a foreign corporation and each is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Seller, CITSF or CITSF/NY, respectively or on their ability to perform their respective obligations under the Basic Documents.

               (iv) This Agreement has been duly authorized, executed and delivered by each of the Seller and CITSF, and is a valid and binding obligation of each of the Seller and CITSF enforceable against each of the Seller and CITSF in accordance with its terms, except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (B) such enforcement may be limited by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and (C) the enforceability as to rights to indemnity thereunder may be limited under applicable law.

               (v) Each of the Basic Documents to which the Seller, CITSF or CITSF/NY is a party have been duly authorized, executed and delivered by each of the Seller, CITSF and CITSF/NY, and each constitutes a valid and binding obligation of, each of the Seller, CITSF and CITSF/NY, enforceable against each of the Seller, CITSF and CITSF/NY in accordance with its terms, except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (B) such enforcement may be limited by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

               (vi) The execution and delivery by each of the Seller, CITSF and CITSF/NY of each of the Basic Documents to which it is a party, the performance of their respective obligations thereunder and the signing of the Registration Statement by the Seller are within the corporate power of the Seller, CITSF and CITSF/NY, as applicable, and have been duly authorized by all necessary corporate action on the part of the Seller, CITSF and CITSF/NY, as applicable; and neither the issue and sale of the Securities, nor the consummation of the transactions contemplated by the Basic Documents nor the fulfillment of the terms thereof, nor the grant of the security interest in the Collateral to the Trustee pursuant to the Indenture will, to the best of such counsel's knowledge, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or asset of the Seller, CITSF or CITSF/NY pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Seller, CITSF or CITSF/NY is a party or by which either may be bound or to which the property or assets of the Seller, CITSF or CITSF/NY are subject (which contracts, indentures, mortgages, loan agreements, notes, leases and other such instruments have been identified by the Seller, CITSF or CITSF/NY to such counsel), nor will such action result in any violation of the provisions of the certificate of incorporation or by-laws of the Seller, CITSF or CITSF/NY or, to the best of such counsel's knowledge, any law, administrative regulation or administrative or court decree of any state or federal courts, regulatory bodies, other body, governmental entity or arbitrator having jurisdiction over the Seller, CITSF or CITSF/NY.

               (vii) To the best of such counsel's knowledge, no filing or registration with or notice to or consent, approval, authorization or order of any New Jersey, New York or federal court or governmental authority or agency is required for the consummation by the Seller, CITSF or CITSF/NY of the transactions contemplated by this Agreement, except such as may be required under the Act or the Rules and Regulations, or state securities or Blue Sky laws.

               (viii) There are no legal or governmental proceedings pending to which the Seller, CITSF or CITSF/NY is a party or of which any property of the Seller, CITSF or CITSF/NY is the subject, and no such proceedings are known by such counsel to be threatened or contemplated by governmental authorities or threatened by others, (A) that are required to be disclosed in the Registration Statement or (B)(1) asserting the invalidity of all or part of any of the Basic Documents,
          (2) seeking to prevent the issuance of the Notes or the Certificates,
          (3) that could materially and adversely affect the Seller's, CITSF's or CITSF/NY's obligations under any of the Basic Documents or (4) seeking to affect adversely the federal or state income tax attributes of the Securities.

               (ix) Such counsel is familiar with CITSF's and CITSF/NY's standard operating procedures relating to CITSF's and CITSF/NY's acquisition of a perfected first priority security interest in the vehicles financed by CITSF and CITSF/NY's pursuant to motor vehicle retail installment sale contracts and motor vehicle installment loan contracts in the ordinary course of CITSF's and CITSF/NY's business. Other than with respect to mechanic's and materialmen's liens, assuming that CITSF's standard procedures are followed with respect to the perfection of security interests in the Financed Vehicles (and such counsel has no reason to believe that either CITSF or CITSF/NY has not or will not continue to follow its standard procedures in connection with the perfection of security interests in the Financed Vehicles), CITSF and CITSF/NY have acquired or will acquire a perfected first priority security interest in the Financed Vehicles.

               (x) The Contracts are chattel paper, as defined in the UCC in the State of New Jersey.

          (h) The Representative shall have received a written opinion of in-house General Counsel of the Guarantor, or other counsel satisfactory to the Representative in its reasonable judgment, dated the Closing Date, in substantially the form set forth below, with such changes therein as the Representative and counsel for the Underwriters shall reasonably agree:

               (i) The Guarantor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with the corporate power and corporate authority to carry on its businesses and own its properties as described or incorporated in the Prospectus and to perform its obligations under this Agreement and the Limited Guarantee, and is duly qualified and licensed and in good standing in each jurisdiction where its business requires such qualification or licensing.

               (ii) This Agreement and the Limited Guarantee have been duly authorized, executed and delivered by the Guarantor and each is a valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except that (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (B) such enforcement may be limited by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and (C) in the case of the Limited Guarantee, the enforceability as to rights to indemnity thereunder may be limited under applicable law.

               (iii) The signing of the Registration Statement by the Guarantor is within the corporate power of the Guarantor and has been duly authorized by all necessary corporate action on the part of the Guarantor; neither the issue and sale of the Limited Guarantee, nor the consummation of the transactions contemplated herein and the fulfillment of the terms hereof, or the performance by the Guarantor of its obligations under the Limited Guarantee, or the grant of the security interest in the Collateral to the Trustee pursuant to the Indenture will, to the best of such counsel's knowledge, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or asset of the

          Guarantor pursuant to, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Guarantor is a party or by which it may be bound or to which the property or assets of the Guarantor are subject (which material contracts, indentures, mortgages, loan agreements, notes, leases and other such instruments have been identified by the Guarantor to such counsel), nor will such action result in any violation of the provisions of the certificate of incorporation or by-laws of the Guarantor or, to the best of such counsel's knowledge, any law, administrative regulation or administrative or court decree of any state or federal courts, regulatory bodies, other body, governmental entity or arbitrator having jurisdiction over the Guarantor.

               (iv) To the best of such counsel's knowledge, no filing or registration with or notice to or consent, approval, authorization or order of any New York or federal court or governmental authority or agency is required for the consummation by the Guarantor of the transactions contemplated by this Agreement or the Limited Guarantee, except such as may be required under the Act or the Rules and Regulations, or state securities or Blue Sky laws.

               (v) There are no legal or governmental proceedings pending to which the Guarantor is a party or of which any property of the Guarantor is the subject, and no such proceedings are known by such counsel to be threatened or contemplated by governmental authorities or threatened by others, (A) that are required to be disclosed in the Registration Statement or (B)(1) asserting the invalidity of all or part of this Agreement or the Limited Guarantee, (2) seeking to prevent the issuance of the Limited Guarantee, (3) that could materially and adversely affect the Guarantor's obligations under this Agreement or the Limited Guarantee or (4) seeking to affect adversely the federal or state income tax attributes of the Securities.

               (vi) The documents incorporated by reference in the Registration Statement and Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated under the Exchange Act, except as to the financial statements and other financial and statistical data included therein, to which such counsel does not express any opinion.

               (vii) The conditions to the use by the Guarantor of a registration statement on Form S-3 under the Act as set forth in the General Instructions to Form S-3 have been satisfied with respect to the Registration Statement and the Prospectus. To the best of such counsel's knowledge, there are no contracts or documents of the Guarantor which are required to be filed as exhibits to the Registration Statement pursuant to the Act or the Rules and Regulations including any documents incorporated by reference pursuant to Item 12 of Form S-3 which were filed under the Exchange Act which have not been so filed.

               (viii) The Limited Guarantee is a senior, general, unsecured obligation of the Guarantor that ranks pari passu with all other senior, general, unsecured obligations of the Guarantor.

          (i) The Representative shall have received a written opinion of Winston & Strawn, counsel to CIT GP, dated the Closing Date, in substantially the form set forth below, with such changes therein as counsel for the Underwriters shall reasonably agree:

               (i) CIT GP has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Illinois, with the corporate power and corporate authority to own its assets and to transact the business in which it is currently engaged and to perform its obligations under the Trust Agreement, and is duly qualified and licensed and in good standing in each jurisdiction where its business requires such qualification or licensing.

               (ii) The Trust Agreement has been duly authorized, executed and delivered by CIT GP and is a valid and binding obligation of CIT GP enforceable against CIT GP in accordance with its terms, except that
          (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (B) such enforcement may be limited by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

               (iii) The performance by CIT GP of its obligations under the Trust Agreement will not, to the best of such counsel's knowledge, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or asset of CIT GP pursuant to, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which CIT GP is a party or by which it may be bound or to which the properto orgatiots under the Trust Agreement will not, to the best of such counsel's knowledge, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or asset of CIT GP pursuant to, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which CIT GP is a party or by which it may be ry bodies, other body, governmental entity or arbitrator having jurisdiction over CIT GP.

               (iv) To the best of such counsel's knowledge, no filing or registration with or notice to or consent, approval, authorization or order of any Illinois or federal court or governmental authority or agency is required for the consummation by CIT GP of the transactions contemplated by the Trust Agreement, except such as may be required under the Act or the Rules and Regulations, or state securities or Blue Sky laws.

               (v) There are no legal or governmental proceedings pending to which CIT GP is a party or of which any property of CIT GP is the subject, and no such proceedings are known by such counsel to be threatened or contemplated by governmental authorities or threatened by others, (A) that are required to be disclosed in the Registration Statement or (B)(1) asserting the invalidity of all or part of the Trust Agreement, (2) that could materially and adversely affect CIT GP's obligations under the Trust Agreement or (3) seeking to affect adversely the federal or state income tax attributes of the Securities.

          Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Underwriters. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the Federal law of the United States of America and the laws of the State of Illinois.

          (j) The Representative shall have received a written opinion of Lowenstein, Sandler, Kohl, Fisher and Boylan, special local New Jersey counsel for the Seller, the Guarantor and CITSF, dated the Closing Date, in form and substance satisfactory to the Representative and counsel for the Underwriters, to the effect that:

               (i) The security interest of the Trustee in the Contracts and in the proceeds thereof will be created, attached and perfected and will constitute a first priority perfected security interest upon the taking of possession of the Contracts by CITSF as custodian for the Trustee and upon the filing of UCC financing statements in the offices of the Secretary of State of the State of New Jersey naming the Seller as the debtor and the Trustee as the secured party; provided, however, that (A) for purposes of its opinion in this paragraph such counsel may assume that (1) the Seller has good title and is the sole owner and holder of each Contract free and clear of any right of recision, set-off, defense or counterclaim, charges, security interests or other rights of any nature and has full right and authority, subject to no agreement with any other party, to sell, pledge and assign the same,
          (2) immediately prior to conveyance thereof to the Seller, CITSF was the obligee under the Contracts and CITSF has assigned all of its right, title and interest in the Contracts to the Seller, (3) no Contract constitutes proceeds of any property subject to a third party's security interest and (4) that the Seller's chief executive office is and during the past four months has been in the State of New Jersey; (B) for purposes of its opinion in this paragraph, such counsel may assume that (1) the Trustee took the assignment of the Contracts in good faith for value and without notice or knowledge of any adverse claims, liens or encumbrances or of any defense against or claim to the Contracts on the part of any person and (2) the Trustee gave value for the Contracts and CITSF took possession of the Contracts as agent for the Trustee in the ordinary course of the Trustee's business; and (C) such counsel need express no opinion (1) as to the continuation of a security interest in the Contracts in the event CITSF relinquishes possession of such Contracts and a subsequent purchaser takes possession without notice of the Trustee's interest,
          (2) as to the continuation of a security interest in the Contracts if continuation statements are not filed as required by the Sale and Servicing Agreement, (3) as to the priority of any security interest in the Contracts against any liens, claims or other interests that arise by operation of law and do not require any filing or similar action in order to take priority over perfected security interests, and (4) as to the conveyance of any Subsequent Contracts unless, upon the proper filing of

          UCC financing statements describing the Subsequent Contracts, (x) the assumptions, qualifications and limitations in such opinion shall be true as to conditions then existing and (y) all searches have been updated and reveal no liens against any of the Subsequent Contracts. In addition, because it is not practicable to review each of the Contracts, in rendering its opinion, such counsel may assume that each Contract evidences a monetary obligation and a security interest in a Financed Vehicle that constituted personal property, and not real property, at the origination thereof.

               (ii) Solely insofar as the present laws of the State of New Jersey and the Federal law of the United States of America are concerned, in a properly presented and decided case, a court would conclude that the transfer of the Contracts and the proceeds thereof by CITSF to the Seller constitute true sales of such Contracts and, assuming a court would conclude that the Contracts and the proceeds would not be considered property of the estate of CITSF pursuant to
          Section 541 of the Bankruptcy Code, and the Contracts and the proceeds thereof would not be subject to the automatic stay pursuant to Section 362 of the Bankruptcy Code; provided, however, such counsel need express no opinion (A) with respect to how long the Seller could be denied possession of the Contracts before the issues discussed in this paragraph are finally decided on appeal or other review, (B) with respect to the availability of a preliminary injunction or temporary restraining order pursuant to the broad equitable powers granted to a bankruptcy court and (C) as to the conveyance of any Subsequent Contracts unless, upon the proper filing of UCC financing statements describing the Subsequent Contracts, (1) the assumptions, qualifications and limitations in such opinion shall be true as to conditions then existing and (2) all searches have been updated and reveal no liens against any of the Subsequent Contracts.

               (iii) Solely insofar as the present laws of the State of New Jersey and the Federal law of the United States of America are concerned, in a properly presented and decided case, a court would conclude that the transfer of the Contracts and the proceeds thereof by the Seller to the Trust constitute true sales of such Contracts and, assuming a court would conclude that the Contracts and the proceeds would not be considered property of the estate of CITSF pursuant to Section 541 of the Bankruptcy Code, and the

          Contracts and the proceeds thereof would not be subject to the automatic stay pursuant to Section 362 of the Bankruptcy Code; provided, however, such counsel need express no opinion (A) with respect to how long the Trust could be denied possession of the Contracts before the issues discussed in this paragraph are finally decided on appeal or other review, (B) with respect to the availability of a preliminary injunction or temporary restraining order pursuant to the broad equitable powers granted to a bankruptcy court and (C) as to the conveyance of any Subsequent Contracts unless, upon the proper filing of UCC financing statements describing the Subsequent Contracts, (1) the assumptions, qualifications and limitations in such opinion shall be true as to conditions then existing and (2) all searches have been updated and reveal no liens against any of the Subsequent Contracts.

          Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Underwriters. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the Federal law of the United States of America and the laws of the State of New Jersey.

          (k) The Representative shall have received a written opinion of Schulte Roth & Zabel, special counsel to the Seller, CITSF and CITSF/NY, dated the Closing Date, in substantially the form set forth below, with such changes therein as the Representative and counsel for the Underwriters shall reasonably agree:

               (i) The Seller has duly authorized, executed and delivered the written order to the Owner Trustee to execute and deliver the Issuer Order to the Trustee. When the Notes have been duly executed, delivered and authenticated in accordance with the Indenture and delivered and paid for pursuant to this Agreement, the Notes will be validly issued, outstanding and entitled to the benefits of the Indenture, except that (A) enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (B) enforcement may be limited by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

               (ii) The Seller has duly authorized, executed and delivered the written order to the Owner Trustee to execute and deliver the Certificates. When the Certificates have been executed, and delivered by the Owner Trustee under the Trust Agreement and paid for pursuant to this Agreement, the Certificates will be validly issued and outstanding and entitled to the benefits of the Trust Agreement, except that (A) enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (B) enforcement may be limited by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

               (iii) The Registration Statement became effective under the Act as of June __, 1995 and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereto has been issued under the Act and no proceeding for that purpose has been instituted or threatened by the Commission.

               (iv) The Indenture has been qualified under the Trust Indenture Act.

               (v) Neither the Trust Agreement nor the Sale and Servicing Agreement need to be qualified under the Trust Indenture Act. The Trust is not, and will not as a result of the offer and sale of the Securities as contemplated in the Prospectus and in this Agreement become, required to register as an "investment company" under the Investment Company Act.

               (vi) The statements in the Prospectus under the caption "The Notes," "The Certificates" and "The Purchase Agreement and the Trust Documents" insofar as such statements purport to summarize certain terms of the Notes, the Certificates and the Basic Documents, present a fair summary of such documents.

               (vii) To the best of such counsel's knowledge, there are no contracts or documents of the Seller which are required to be filed as exhibits to the Registration Statement pursuant to the Act or the Rules or Regulations which have not been so filed.

               (viii) The statements in the Prospectus under the headings "Certain Federal Income Tax Consequences" and "ERISA Considerations," to the extent that they constitute matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and are correct in all material respects.

               (ix) The registration statement on Form S-1 (No. 33-__________) and Form S-3 (No. 33-_____) relating to the Offered Securities as of the Effective Date, the Registration Statement and the Prospectus as of the date of this Agreement, and any amendment or supplement thereto, as of its date, complied as to form in all material respects with the requirements of the Act and the applicable Rules and Regulations. Such counsel need express no opinion with respect to the financial statements, the exhibits, annexes and other financial, statistical, numerical or portfolio data, economic conditions or financial condition of the portfolio information included in or incorporated by reference into the registration statement on Form S-1 (No. 33-____________) and Form S-3 (No. 33-____________) relating to the Offered Securities, the Registration Statement, the Prospectus or any amendment or supplement thereto.

          Such counsel shall state that it has participated in conferences with officers and representatives of the Seller, the Guarantor, CITSF, counsel to the Guarantor and CITSF, independent accountants for the Seller and officers and representatives of the Underwriters, at which conferences certain of the contents of the Registration Statement and the Prospectus were discussed and, although such counsel is not passing upon and does not assume any responsibility whatsoever for, the factual accuracy, completeness or fairness of the statements contained in the registration statement on Form S-1 (No. 33-________) and Form S-3 (No. 33-__________)
     relating to the Offered Securities, the Registration Statement or Prospectus (except as stated in Sections 6(h)(vi) and 6(h)(viii) above) and has made no independent check or verification thereof for the purpose of rendering this opinion, on the basis of the foregoing (relying as to materiality to a large extent upon the certificates of officers and other representatives of the Seller, the Guarantor, CITSF and CITSF/NY), no facts have come to their attention that leads such counsel to believe that the registration statement on Form S-1 (No. 33-___________) and Form S-3 (No. 33-__________) relating to the Offered Securities, as of the Effective Date, the Registration Statement, when it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus on its date contained or on the Closing Date contains, any untrue statement of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that such counsel need express no view with respect to the financial statements, tables, schedules, exhibits, annexes and other financial, statistical, numerical or portfolio data, economic conditions or financial condition of the portfolio included in or incorporated by reference into, the Registration Statement or Prospectus.

          Said counsel may state that they are admitted to practice only in the State of New York, that they are not admitted to the Bar in any other State and are not experts in the law of any other State and to the extent that the foregoing opinions concern the laws of any other State such counsel may rely upon the opinion of counsel satisfactory to the Underwriters and admitted to practice in such jurisdiction. Any opinions relied upon by such counsel as aforesaid shall be addressed to the Underwriters and shall be delivered together with the opinion of such counsel, which shall state that such counsel believes that their reliance thereon is justified.

          The Seller shall cause legal counsel to deliver to the Representative such additional opinions addressing the transfer by the Seller to the Trustee of its right title and interest in and to the Contracts and other property included in the Trust on the Closing Date as may be required by either Rating Agency.

          (l) The Representative shall have received the opinion of Schulte Roth & Zabel, special counsel to the Trust, dated the Closing Date, in form and substance satisfactory to the Representative and counsel for the Underwriters, regarding the creation, attachment and perfection of a first priority security interest in the Collateral in favor of the Trustee on behalf of the Noteholders. Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Underwriters. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the Federal law of the United States of America and the laws of the State of New York. To the extent any portion of such opinion is governed by the laws of the State of New Jersey, such opinion will be given by Lowenstein, Sandler, Kohl, Fisher and Boylan. To the extent any portion of such opinion is governed by the laws of the State of Delaware, such opinion will be given by Richards, Layton & Finger.

          (m) The Representative shall have received an opinion of Stroock & Stroock & Lavan, counsel for the Underwriters, dated the Closing Date, with respect to the validity of the Securities and such other related matters as the Representative shall require and the Seller shall have furnished or caused to be furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

          (n) The Representative shall have received an opinion of counsel to the Trustee, dated the Closing Date, in form and substance satisfactory to the Representative and counsel for the Underwriters, to the effect that:

               (i) The Trustee is a banking corporation validly existing under the laws of the State of [New York].

               (ii) The Trustee has the requisite power and authority to execute, deliver and perform its obligations under the Indenture and has taken all necessary action to authorize the execution, delivery and performance by it of the Indenture.

               (iii) The Indenture has been duly executed and delivered by the Trustee and constitutes a legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, except that such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, liquidation, or other similar laws applicable to banking corporations affecting the enforcement of creditors' rights generally, and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether such enforceability is considered in a proceeding in equity or at law).

               (iv) The Notes have been duly authenticated by the Trustee in accordance with the terms of the Indenture.

          (o) The Representative shall have received an opinion of _____________________, counsel to the Owner Trustee, dated the Closing Date, in form and substance satisfactory to the Representative and counsel for the Underwriters, to the effect that:

               (i) The Owner Trustee is a [national banking association duly incorporated and organized and validly existing under the laws of the United States.]

               (ii) The Owner Trustee has the full corporate trust power to accept the office of owner trustee under the Trust Agreement and to enter into and perform its obligations under the Trust Agreement, the Sale and Servicing Agreement and the [Co-Trustee Agreement] and, on behalf of the Trust, under the Indenture and the Sale and Servicing Agreement.

               (iii) The execution and delivery of the Trust Agreement, the Sale and Servicing Agreement [and the

          Co-Trustee Agreement] and, on behalf of the Trust, of the Indenture and the Sale and Servicing Agreement, and the performance by the Owner Trustee of its obligations under the Trust Agreement and the Sale and Servicing Agreement and the [Co-Trustee Agreement], as well as the performance by the Owner Trustee of its obligations on behalf of the Trust under the Indenture and the Sale and Servicing Agreement have been duly authorized by all necessary action of the Owner Trustee and each has been duly executed and delivered by the Owner Trustee.

               (iv) The Trust Agreement and the Sale and Servicing Agreement and the [Co-Trustee Agreement] constitute valid and binding obligations of the Owner Trustee enforceable against the Owner Trustee in accordance with their terms, and the Indenture and the Sale and Servicing Agreement constitute the valid and binding obligations of the Trust enforceable against the Trust in accordance with their terms.

               (v) The execution and delivery by the Owner Trustee of the Trust Agreement, the Sale and Servicing Agreement and the [Co-Trustee Agreement] and, on behalf of the Trust, of the Indenture and the Sale and Servicing Agreement do not require any consent, approval or authorization of, or any registration or filing with, any applicable governmental authority.

               (vi) Each of the Notes and the Certificates has been duly executed and delivered by the Owner Trustee, on behalf of the Trust.

               (vii) Neither the consummation by the Owner Trustee of the transactions contemplated in the Sale and Servicing Agreement, the Indenture, the Trust Agreement or the [Co-Trustee Agreement], nor the fulfillment of the terms thereof by the Owner Trustee will conflict with, result in a breach or violation of, or constitute a default under any law or the charter, by-laws or other organizational documents of the Owner Trustee or the terms of any indenture or other agreement or instrument known to such counsel and to which the Owner Trustee or any of its subsidiaries is a party or is bound or any judgment, order or decree known to such counsel to be applicable to the Owner Trustee or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Owner Trustee or any of its subsidiaries.

               (viii) There are no actions, suits or proceedings pending or, to the best of such counsel's knowledge after due inquiry, threatened against the Owner Trustee (as owner trustee under the Trust Agreement or in its individual capacity) before or by any governmental authority that might materially and adversely affect the performance by the Owner Trustee of its obligations under, or the validity or enforceability of, the Trust Agreement, the Sale and Servicing Agreement or the [Co-Trustee Agreement], as applicable.

               (ix) The execution, delivery and performance by the Owner Trustee of the Sale and Servicing Agreement, the Indenture, the Trust Agreement or the [Co-Trustee Agreement] will not subject any of the property or assets of the Trust or any portion thereof, to any lien created by or resulting from any actions of the Owner Trustee that are unrelated to the transactions contemplated in such agreements.

          (p) The Representative shall have received an opinion of Richards, Layton & Finger, special Delaware counsel for the Trust, dated the Closing Date, in form and substance satisfactory to the Representative and counsel for the Underwriters, to the effect that:

               (i) The Trust Agreement constitutes the valid and binding obligation of the Owner Trustee, [the Delaware Trustee] and the Seller, enforceable against the Owner Trustee, [the Delaware Trustee] and the Seller in accordance with its terms subject to (i) applicable bankruptcy, insolvency, moratorium, receivership, reorganization, fraudulent conveyance and similar laws relating to and affecting the rights and remedies of creditors generally, and (ii) principles of equity (regardless of whether considered and applied in a proceeding in equity or at law).

               (ii) The Trust has been duly formed and is validly existing as a business trust under the Business Trust Statute. The Trust Agreement authorizes the Trust to execute and deliver the Trust Agreement, the Indenture and the Sale and Servicing Agreement, to issue the Notes and the Certificates and to grant the Trust Estate to the Trustee as security for the Notes.

               (iii) Assuming that the Certificates have been duly executed and issued by the Trust and duly authenticated by the Owner Trustee in accordance with the Trust Agreement and delivered to and paid for pursuant to the Underwriting Agreement, the Certificates have been validly issued and are entitled to the benefits of the Trust Agreement.

               (iv) To the extent that Article 9 of the Uniform Commercial Code as in effect in the State of Delaware (the "Delaware UCC") is applicable (without regard to conflicts of laws principles), and assuming that the security interest created by the Indenture in the Contracts has been duly created and has attached, upon the filing of a UCC-1 financing statement with the Secretary of State of the State of Delaware, the Trustee will have a perfected security interest in such Contracts and the proceeds thereof, and such security interest will be prior to any other security interest that is perfected solely by the filing of financing statements under the Delaware UCC, excluding purchase money security interests under ss. 9-312(4) of the Delaware UCC and temporarily perfected security interests in proceeds under ss. 9-306(3) of the Delaware UCC.

               (v) No re-filing or other action is necessary under the Delaware UCC in order to maintain the perfection of such security interest except for the filing of continuation statements at five year intervals.

               (vi) Under ss. 3805(b) of the Business Trust Statute, no creditor of any Certificateholder shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of the Trust except in accordance with the terms of the Trust Agreement.

               (vii) Under ss. 3805(c) of the Business Trust Statute, and assuming that the Sale and Servicing Agreement conveys good title to the Contracts to the Trust as a true sale and not as a security arrangement, the Trust, rather than the Certificateholders, is the owner of the Contracts.

               [(viii) The Delaware Trustee is not required to hold legal title to the Trust Estate in order for the Trust to qualify as a business trust under the Act.]

               (ix) The execution and delivery by the Owner Trustee [or the Delaware Trustee] of the Trust Agreement and, on behalf of the Trust, the Indenture and the Sale and Servicing Agreement, do not require any consent, approval or authorization of, or any registration or filing with, any governmental authority of the State of Delaware, except for the filing of the Certificate of Trust with the Secretary of State.

               (x) Neither the consummation by the Owner Trustee [or the Delaware Trustee] of the transactions contemplated in the Trust Agreement or, on behalf of the Trust, the transactions contemplated in the Trust Agreement, the Indenture and the Sale and Servicing Agreement nor the fulfillment of the terms thereof by the Owner Trustee [or the Delaware Trustee] will conflict with or result in a breach or violation of any law of the State of Delaware.

          Such opinion may contain such assumptions, qualifications and limitations as are customary in opinions of this type and are reasonably acceptable to counsel to the Underwriters. In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the Federal law of the United States of America and the laws of the State of Delaware.

          (q) The Notes shall have been rated "____" by Moody's and "____" by S&P, and the Certificates shall have been rated at least "____" by Moody's and "____" by S&P.

          (r) The Representative shall have received copies of each opinion of counsel delivered to either Rating Agency, together with a letter addressed to the Representative, dated the Closing Date, to the effect that each Underwriter may rely on each such opinion to the same extent as though such opinion was addressed to each as of its date.

          (s) The Representative shall have received evidence satisfactory to it and counsel for the Underwriters that, on or before the Closing Date, UCC-1 financing statements have been filed in the appropriate filing offices reflecting (1) the transfer of the interest in the Contracts and the proceeds thereof (A) from CITSF/NY to CITSF, to the extent such Contracts have been transferred to CITSF from CITSF/NY, (B) from CITSF to the Seller,
     (C) from the Seller to the Owner Trustee, on behalf of the Trust, or the Trust, as the case may be, and (2) the grant of the security interest by the Trust in the Contracts and the proceeds thereof to the Trustee.

          (t) On the Closing Date, counsel for the Underwriters shall have been furnished with such documents and opinions as they reasonably may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Seller in connection with the issuance and sale of the Securities as herein contemplated shall be in form and substance satisfactory to the Representative and counsel for the Underwriters.

     7. Indemnification and Contribution. (a) CIT and CITSF will, jointly and severally, indemnify and hold each Underwriter harmless against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that CIT and CITSF will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Seller, the Guarantor or CITSF by any Underwriter through the Representative specifically for use therein it being understood and agreed that the only such information furnished by any Underwriter consists of the Underwriters' Information.

     (b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Seller, the Guarantor and CITSF against any losses, claims, damages or liabilities to which the Seller, the Guarantor or CITSF may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or any related preliminary prospectus or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Seller, the Guarantor or CITSF by such Underwriter through the Representative specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Seller, the Guarantor or CITSF in connection with investigating or defending any such action or claim as such expenses are incurred, it being understood and agreed that only such information furnished by any Underwriter consists of the following information contained in the
Prospectus: (i) the last paragraph at the bottom of the cover page concerning the terms of the offering by the Underwriters, (ii) the legend concerning over-allotments and (iii) the information contained under the caption "Underwriting" (the "Underwriters' Information").

     (c) Promptly after receipt by an indemnified party under this Section of written notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and after acceptance by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

     (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above in such proportion as is appropriate to reflect not only the relative benefits received by the Seller, the Guarantor and CITSF on the one hand and the Underwriters on the other from the offering of the Offered Securities but also the relative fault of the Seller, the Guarantor and CITSF on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Seller, the Guarantor and CITSF on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Offered Securities (before deducting expenses) received by the Seller, the Guarantor and CITSF bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Seller, the Guarantor, CITSF or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation
(within  the  meaning  of  Section  11(f)  of the  Act)  shall  be  entitled  to
contribution   from  any  person   who  was  not   guilty  of  such   fraudulent
misrepresentation.  The  Underwriters'  obligations  in this  subsection  (d) to
contribute   are  several  in  proportion  to  their   respective   underwriting
obligations and not joint.

     (e) The obligations of the Seller, the Guarantor and CITSF under this Section shall be in addition to any liability which the Seller, the Guarantor and CITSF may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Seller, the Guarantor or CITSF, to each officer of the Seller, the Guarantor or CITSF who has signed the Registration Statement and to each person, if any, who controls the Seller, the Guarantor or CITSF within the meaning of the Act.

     8. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Seller, the Guarantor and CITSF or their respective officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation or statement as to the results thereof, made by or on behalf of any Underwriter, the Seller, the Guarantor, CITSF or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Securities. If this Agreement is terminated pursuant to Section 9 or if for any reason the purchase of the Securities by the Underwriters is not consummated, the Seller, the Guarantor, CITSF and CITSF/NY shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 hereof and the respective obligations of the Seller, the Guarantor, CITSF and the Underwriters pursuant to
Section 7 hereof shall remain in effect. If the purchase of the Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 9 or the occurrence of any event specified in clauses (iii), (iv) or (v) of Section 6(d) hereof, the Seller, the Guarantor and CITSF will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Securities.

     9. Failure to Purchase the Securities. If any Underwriter or Underwriters default in their obligations to purchase its portion of the Notes and/or the Certificates hereunder and the aggregate principal amount of the Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total principal amount of the Securities, the Representative may make arrangements satisfactory to the Seller, the Guarantor and CITSF for the purchase of such Notes or Certificates by other persons, including any of the Underwriters, but if no such arrangements are made by the Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Notes and/or the Certificates that such defaulting Underwriters agreed but failed to purchase. If any Underwriter or Underwriters so default and the aggregate principal amount of the Notes and/or the Certificates with respect to such default or defaults exceeds 10% of the total principal amount of the Securities and arrangements satisfactory to the Representative, the Seller, the Guarantor and CITSF for the purchase of such Notes and/or Certificates by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Seller, the Guarantor or CITSF, except as provided in Section 8. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter or Underwriters from liability for its default.

     10. Notices. All communications hereunder will be in writing and, if sent to the Representative or the Underwriters, will be mailed, delivered or sent by facsimile transmission and confirmed to the Representative at Park Avenue Plaza, New York, New York 10055, Attention: Investment Banking Department-- Transactions Advisory Group (facsimile number (212) 318-0532); if sent to the Seller, will be mailed, delivered or sent by facsimile transmission and confirmed to it at The CIT Group Securitization Corporation II, 650 CIT Drive, Livingston, New Jersey 07039, Attention: James J. Egan, Jr., President (facsimile number (201) 740-5410); if sent to CIT, will be mailed, delivered or sent by facsimile transmission and confirmed to it by The CIT Group Holdings, Inc., 1211 Avenue of the Americas, New York, New York 10036, Attention: Joseph
J. Carrol, Executive Vice President and Chief Financial Officer (facsimile number (212) 536-1971); and if sent to CITSF, will be mailed, delivered or sent by facsimile transmission and confirmed to it at The CIT Group/Sales Financing, Inc., 650 CIT Drive, Livingston, New Jersey 07039, Attention: James J. Egan, Jr., President (facsimile number (201) 740-5410).

     11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

     12. Representation of Underwriters. The Representative will act for the several Underwriters in connection with the transactions described in this Agreement, and any action taken by Representative under this Agreement will be binding upon all the Underwriters.

     13. Counterparts. This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

     14. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

     If the foregoing is in accordance with the Representative's understanding of our agreement, kindly sign and return to us a counterpart hereof, whereupon it will become a binding agreement among the Seller, CIT, CITSF and the several Underwriters in accordance with its terms.

                                  Very truly yours,

                                  THE CIT GROUP SECURITIZATION CORPORATION II

                                  By:________________________________
                                     Name:
                                     Title:


                                  THE CIT GROUP HOLDINGS, INC.

                                  By:________________________________
                                     Name:
                                     Title:


                                  THE CIT GROUP/SALES FINANCING, INC.

                                  By:________________________________
                                     Name:
                                     Title:


The foregoing Underwriting
     Agreement is hereby confirmed
     and accepted as of the date
     first above written:

CS FIRST BOSTON CORPORATION


By:____________________________
   Name:
   Title:

    Acting on behalf of itself
      and as the  Representative
      of the  several Underwriters.

                                   SCHEDULE I



                                                               Initial Principal
                                                                    Amount of
         Underwriter                                                 Notes
         -----------                                           -----------------

CS First Boston Corporation .................................     $
                                                                  --------------
Merrill Lynch, Pierce, Fenner & Smith
   Incorporated .............................................
                                                                  --------------
         Total ..............................................     $
                                                                  ==============


                                                               Initial Principal
                                                                    Amount of
         Underwriter                                              Certificates
         -----------                                           -----------------

CS First Boston Corporation .................................     $

Merrill Lynch, Pierce, Fenner & Smith
   Incorporated .............................................
                                                                  --------------

         Total ..............................................     $
                                                                  ==============

                                  SCHEDULE II


                Locations of Chief Executive Offices and Records

                               [To be completed]